UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2020

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2020, Centric Brands Inc. (the “Company”) received notification from The Nasdaq Stock Market LLC (“Nasdaq”), that, because the Company filed seeking relief under Chapter 11 of the U.S. Bankruptcy Code on May 18, 2020 (the “Filing”), and in accordance with Nasdaq Listing Rule 5101, Nasdaq has determined that the Company’s common stock will be delisted from Nasdaq. This expected determination is primarily based on the Filing and associated public interest concerns raised by it.  In addition, the Company had not yet filed its Annual Report on Form 10-K for the period ended December 31, 2019, and was not compliant with Listing Rule 5250(c)(1).

Given the continued listing requirements of Nasdaq and the Company’s intent to emerge from the pending Chapter 11 case as a private entity, it does not plan to appeal the Nasdaq determination.  Accordingly, trading of the Company’s common stock will be suspended at the opening of business on May 28, 2020, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq.

The Company expects that its common stock will be eligible to be quoted on the OTC Pink Market operated by the OTC Markets Group Inc. (the “OTC Pink”). To be quoted on the OTC Pink, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. The OTC Pink is a significantly more limited market than Nasdaq, and the quotation of the Company’s common stock on the OTC Pink may result in a less liquid market available for existing and potential stockholders and could further depress the trading price of the common stock. There can be no assurance that any public market for the common stock will exist in the future.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

99.1	Press Release dated May 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: May 22, 2020	By:	/s/ Andrew R. Tarshis
		Name:	Andrew R. Tarshis
		Title:	Executive Vice President and General Counsel